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                                                                 EXHIBIT 23.4


                                  CONSENT OF COUNSEL


     The undersigned hereby consents to the use of our name, and the statement with respect to us appearing under the heading "Legal Matters" included in the Post Effective Amendment No. 4 on Form SB-2.


Warren & Perez
/s/ Warren & Perez
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May 4, 1998